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							  Exhibit 10.16

		      Memorandum of Understanding


This Memorandum of Understanding (MOU), effective as of December 23, 1996 between Shiva Corporation, (hereinafter "Shiva"), having executive offices 28 Crosby Drive, Bedford Massachusetts, 01730, U.S.A., and Northern Telecom Inc. on behalf of itself and its Affiliates, Subsidiaries, and for the benefit of Joint Venture partners (hereinafter "Nortel") having offices at 2221 Lakeside Blvd., Richardson, TX 75083. This MOU is intended by the parties to be used solely for the purpose of negotiating a new agreement which would supersede the existing agreement between the parties dated May 15, 1995. The new agreement will reflect the following items:

   a) The transition from a **************** payment schedule to a ************** payment model.

   b) Right to Manufacture and ******************* Distribution for
      ************ *************************************************
      *********** into the ********** and ********** (herein referred to
      *********** *********** are defined as *************************
      ****************************************************************
      *****************************************************************
      **********************************************************.

   c) Right to Distribute Worldwide into the ***************** will be in accordance with the terms outlined in Section 5.1.

   d) Under this new agreement, the parties will make Joint Investments in product development. ***** investments will be directed toward ************************* while ****** investments will focus on
      **************************************************************.
      Rights to the resultant intellectual property is as described in Paragraph 4.3 of this MOU.

     The following sections of this MOU are legally binding on both parties; Sections 1.1, 1.4, 2.1.1, 2.1.2, 2.2.1, 2.2.2, 2.2.4, 2.3, 5.2.
Any further agreement resulting from such negotiation is subjected to management and legal approval of both companies.

Overall Objective:   The ************************** and ****************
***** is in ****************************************************.  The
joint resources and skills, together with the ********************* of both companies ***************************************************.
This new agreement allows for ***** to be ****************************
**********************************************************************
****************************************************.

Intent:   It is the intention of both parties to proceed in good faith negotiations for all activities and to conclude a definitive agreement of ************* term before January 31, 1997.

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Points of Contact:

Shiva:  Bob Darabant                      Nortel:  Micky Tsui
Senior Director, Worldwide OEMs           AVP, Internet Solutions


MOU Terms and Conditions

1.   **********************:

1.1   ****** grants ******** worldwide ***********************, whereby
************ is defined as ******************************************
************************************** ****************************
*******************************.  ***************** will be ******* in the definitive agreement. Both parties agree to update **************** ************* on a quarterly basis to ********************* subject to mutually acceptable criteria.

1.2   ****** will, upon signing of this MOU ****************************
***********, where possible, *******************************************
**********, and will work with ********************************.  This includes, but is not limited to, the **********************************
*****************************.  The parties understand that ***********
**************************************************************8.

1.3   In the event that ***********************************************
***************************************, ***** will *******************, where possible, with *********** and *********************************
***********************************************************************
****************.

1.4 This ************ set forth in Section 1.1 may only be *********** subject to mutually agreed upon ********** performance measured against specific ********* metrics, which may *******************************,
**********************************************************************
***************************.  The ******************* metrics will be established as part of the definitive agreement and will be reviewed and adjusted on a periodic basis. A notification period, which will be agreed upon in the definitive agreement, is required under any situation whereby this ***************************************. In the event the parties are unable to reach a definitive agreement, ********************
************************************************************************
************************************************************************
********************************, will be due.

1.5        ***** agrees that the ******************************* will not, during the period of ************************************************
**********************************************************************
***********************************************************************
**********************************************************************
***************************************************.  ******* reserves the right to **********************************************************
***********************************************************************
*******************************.

2.   Right to Manufacture and Royalties

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CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES
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2.1   Shiva grants Nortel worldwide manufacturing rights for the *******
*** and for **********************************************************
*********************. The **** fee covers all manufacturing rights for hardware and software associated with the product, transfer manufacturing know-how package, and assistance for manufacturing start-up in one Nortel manufacturing facility. Reasonable additional assistance will be provided with the ******************************* to be determined in the definitive agreement. Nortel has the right to manufacture in multiple facilities globally.

2.1.1   ******* agrees to a ************************* fee ***********
******* for the worldwide manufacturing rights of the ***********. This payment will be due ***************************************. Nortel further agrees to an additional ************* for paid up manufacturing rights to all ************************************* including, but not limited to, ********************************************.  This *******
*********** fee will be paid ******* after the acceptance of the ** **************. This combined **************************************
************* product, which ****************************************
**********************************************************************
******************.

2.1.2 Shiva grants Nortel worldwide manufacturing rights for ********* **************************************************** product ***** or
********************** and all *************************, for a *******
************************.  This product *****************************
*****. This *** payment will be due ******* after Nortel acceptance of the product.

2.2   Royalties

2.2.1 Shiva grants to Nortel worldwide distribution rights of the products listed in Section 2.1 for the ******************* as defined in
Section 1.1 at a royalty rate of *********************** price of the product.

2.2.2   Upon signing of this MOU, Nortel agrees to ********************
***********************************************************************
*************************************************************.  Nortel
will issue purchase orders committing ********************************
************************************************************************
This payment will give Nortel ****************************************
******************** described in Section 2.2.1 and ******************
**************************************** as described in Section 1.4.

2.2.3 In 1997 and prior to any notification of *********** of the **********************, Nortel agrees to *********************** of
************ on the *********************************** with payment terms of ***********.  Payment of these ************************* is
******** upon ****** meeting its *****************************.  These
*************** will be further defined and scheduled as part of the definitive agreement. Purchase orders for these *********** will be issued prior to the end of each **********************. These payments will also give **************************************** as defined in
Section 2.2.1 above.

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2.2.4   At the end of 1997, ******************************************
****************************************************************.  These
***********************************************************************
**********************************.  The amount applied will not exceed
*****************************************************.  In the event of notification that **************************************, there will be no *******************************************.  In the event that total
**********************************************, the difference will be calculated within *********************************** and *************
********************** payment terms.

2.2.5   For product obtained by ****** for ***************, **********
will owe ********************** calculated on the ********************
******************************************.  These ******************
will be included in the ******************* as described in paragraph
2.2.4.

2.3 In the event the definitive agreement is not reached within the allotted time frame stated above, the ******************************* of ********* (referenced in paragraph 2.2.2) will fully apply to ******** ***************. These ************ will be ******* under the ********
***************************** through *******************************
********************************************

2.4   ****** grants to ******* access to *****************************
********** under the terms of this Agreement. During this period, rights for ***************, including *******, will be granted by ***** on substantially similar conditions as agreed to in this Amendment, subject to the mutual agreement of both parties.

2.5   ***** grants to ******* the right to ************** from *****
******** at ******* plus handling and inventory services fee at ***** **********************. ******* agrees to provide a firm forecast for such orders subject to a mutually agreed forecast schedule and process. This process will be further defined in the definitive agreement. Shiva agrees to ***************************************
********* to Nortel.

3.   Service **************************

3.1  ****** agrees to ********* provided ****************************
***************** dedicated to support ****** global *****************
and ******. The intent of this ****** is to increase ****** sales into ****************************** worldwide. The ******* structure, functions, mode of operations between ****** and *** will be established as part of the definitive agreement.

3.2   ******* agrees to ***** the ***** of this ***** to ********* in
*****, ** in *****, ** in *****, and to ** in *****.  Only the first two
******** are ******** (***************** will be charged to ******, but not more than ***************** in ***** and **************** in *****,
unless mutually agreed).  *********** for *****************************
will be reviewed and approved in early ****. ******* will only **** the *********** incurred by this *******

3.3   Shiva agrees to ************************************************
subject to the **********.  ********* has right to review and approve

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the ***************************** to this ***** for the sole purposes of
********************************************.  These ************* will continue to be on *************** but ************** to *******.  Shiva
and *************** will be subjected to ************************** and
**************************, as part of the definitive agreement.


4.   R&D

4.1   ****** agrees, *****************, to ****** the ************ with
************************************* for a total of **************** in
****.  The *************** will be based on specific ******************
which **************************** within the **************** and is agreed to by ********

4.2   ****** agrees to ****************************** in ***** in R&D related to **************************************************** which also apply to the **************************.

4.3 As additional *********************, ***************** as described in paragraph 4.1, ********* shall receive the following:

   (a)  rights to *****************************************************
	**************************************, as required by *******;
   (b)  a list of committed ******************************************
	*************;
   (c)  for those ****** that are specific to **************************
	******************************, at a minimum, at the time the
	agreement is terminated, each party will ***** the other party a
	**************************************************************
	*************************************************************
	****************************, during the term of the agreement,
	Shiva agrees *************************************************
	******************************************************.

The parties agree to determine the specific rights in the definitive agreement.

4.4   Shiva agrees to include ************************************* and
****************** as part of the ****************************.

4.5   Both parties agree to include *********************************
********************** as part of definitive agreement.

5.   Product Purchases

5.1 ******** has the option to purchase product from Shiva at the following ****************************************

   5.1.1:   ************************************
   5.1.2:   *************************************************
	    *******************************************************

   The equivalent of ******************************************* will be ******** to the **************************************** as described in Section 2.2.2 provided the ******************* does *****************
****************************.

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5.2   Upon signing of this MOU, ****** agrees to *********************
***********************************************************************
*********************************************************************
******* also agrees to **********************************************
**********************************************************************
Shiva agrees to ******************************************************
************************************************************************
****************  The terms of ************************, will be agreed to as a part of the definitive agreement, **************************** ******************************* shall apply with appropriate changes.

6.   General

6.1 This agreement does not affect in any form the existing contract on ******** and ****************.

6.2 Services and Support: Shiva agrees to provide service and support levels *************************************, including but not limited to *****************************************************, and
*******************************. Modifications to the current service and support agreement will be agreed to as part of the definitive agreement.

7. Co-Marketing: Nortel agrees to provide ********************** of ************* in the ******* product consistent with the ***********
********** concept.  Label and art work to be mutually agreed to.

8.   Termination:
Both parties agree to address in the definitive agreement conditions and disposition of ********************************************************
**********************************************:
     -*********************************;
     -************************.

9.   Disclosure

9.1   Disclosure by either party ************************************
**************************** will be made only pursuant to the terms and conditions of the ************************************************
****************************

9.2   ***************************************************************
**********************************************************************
*********************************************.

This MOU shall remain in force and effect until January 31, 1997, or if canceled in writing by either party. Cancellation of this MOU shall not release both parties regarding sections: 1.1, 1.4, 2.1.1, 2.2.2, 2.2.1, 2.2.2, 2.2.4, 2.3, and 5.2. This MOU may only be extended by the mutual agreement of both parties.


AGREED BY:

SHIVA CORPORATION                         NORTHERN TELECOM INC.

By: /s/ Woody Benson                      By: /s/ Richard Faletti
--------------------                      -----------------------

Name: Woody Benson                        Name: Richard Faletti

Title: Senior Vice President              Title: Vice Presdient, NTI

Date: 12/24/96                            Date: 12/23/96


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